Unaudited Pro Forma Condensed Financial Statements
                             BellSouth Corporation



The unaudited pro forma condensed financial statements and notes thereto are presented for purposes of displaying the effect of the wireless joint venture on the financial statements of BellSouth assuming the joint venture had been consummated on the dates indicated and for the periods presented. The unaudited pro forma condensed balance sheets reflect the historical balance sheets of BellSouth and its domestic wireless operations at June 30, 2000 and December 31, 1999. The unaudited pro forma condensed statements of income reflect the historical operating results of BellSouth and its domestic wireless operations for the six months ended June 30, 2000 and the years ended December 31, 1999. The unaudited pro forma condensed statements of income assume that BellSouth's 40% equity in net income from the joint venture would be materially the same as its historical earnings from its domestic wireless operations.

The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the joint venture been consummated on the dates indicated or that may be obtained in the future. The information set forth in the unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto and other information included in (a) BellSouth's 1999 Annual Report on Form 10-K and (b) BellSouth's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

                             BellSouth Corporation
                Unaudited Pro Forma Condensed Statement of Income
                     For the Six Months Ended June 30, 2000

                                    Historical    Pro Forma     BellSouth
                                     BellSouth   Adjustments    Pro Forma
                                   ------------  ------------- ------------
                                     (in millions, except per share data)

Total operating revenues             $  13,239    $ (1,881)     $   11,358
Total operating expenses                 9,669      (1,576)          8,093
---------------------------------------------------------------------------
Operating Income                         3,570        (305)          3,265
---------------------------------------------------------------------------
Interest Expense                           638         (53)            585
Net earnings (losses) of
 equity affiliates                         153         101 2b          254
Other income (expense) - net               129         151             280
---------------------------------------------------------------------------
Income Before Income Taxes               3,214           -           3,214
---------------------------------------------------------------------------
Income taxes                             1,149           -           1,149
---------------------------------------------------------------------------
Net Income                           $   2,065    $      -      $    2,065
===========================================================================

---------------------------------------------------------------------------
Weighted-average
common shares outstanding:
  Basic                                  1,881           -           1,881
  Diluted                                1,899           -           1,899
---------------------------------------------------------------------------
Earnings Per Share:
  Basic                              $    1.10           -      $     1.10
  Diluted                            $    1.09           -      $     1.09
---------------------------------------------------------------------------
Dividends declared per common share  $    0.19           -      $     0.19
---------------------------------------------------------------------------

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.


                             BellSouth Corporation
                Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 31, 1999
                                    Historical    Pro Forma     BellSouth
                                     BellSouth   Adjustments    Pro Forma
                                   ------------  ------------- ------------
                                     (in millions, except per share data)

Total operating revenues             $  25,224    $ (3,134)     $   22,090
Total operating expenses                18,787      (3,261)         15,526
---------------------------------------------------------------------------
Operating Income                         6,437         127           6,564
---------------------------------------------------------------------------
Interest Expense                         1,030         (91)            939
Net earnings (losses) of
 equity affiliates                        (169)       (297) 2b        (466)
Other income (expense) - net               195          79             274
Gain on sale of operations                  55           -              55
---------------------------------------------------------------------------
Income Before Income Taxes               5,488           -           5,488
---------------------------------------------------------------------------
Income taxes                             2,040           -           2,040
---------------------------------------------------------------------------
Net Income                           $   3,448    $      -      $    3,448
===========================================================================

---------------------------------------------------------------------------
Weighted-average
common shares outstanding:
  Basic                                  1,898           -           1,898
  Diluted                                1,916           -           1,916
---------------------------------------------------------------------------
Earnings Per Share:
  Basic                              $    1.82           -      $     1.82
  Diluted                            $    1.80           -      $     1.80
---------------------------------------------------------------------------
Dividends declared per common share  $    0.76           -      $     0.76
---------------------------------------------------------------------------

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                             BellSouth Corporation
                   Unaudited Pro Forma Condensed Balance Sheet
                               As of June 30, 2000
                                    Historical    Pro Forma     BellSouth
                                     BellSouth   Adjustments    Pro Forma
                                   ------------ --------------  -----------
                                               (in millions)


Assets

Current Assets
 Cash and cash equivalents          $   1,547   $      (43)     $   1,504
 Accounts receivable - net              4,990         (475)         4,515
 Other current assets                   1,058          919   2d     1,977
---------------------------------------------------------------------------
Total current assets                    7,595          401          7,996
---------------------------------------------------------------------------
Property, Plant and Equipment - Net    25,297       (2,532)        22,765
---------------------------------------------------------------------------
Intangible Assets - Net                 4,023       (2,088)         1,935
---------------------------------------------------------------------------
Investments and advances                7,456        2,018   2c,2d  9,474
---------------------------------------------------------------------------
Other Assets                            1,717          (56)         1,661
---------------------------------------------------------------------------
Total Assets                        $  46,088   $   (2,257)     $  43,831
===========================================================================

Liabilities and Shareholders' Equity

Current Liabilities
 Debt maturing within one year      $   6,108   $       (3)     $   6,105
 Other current liabilities              6,310         (848)         5,462
---------------------------------------------------------------------------
Total current liabilities              12,418         (851)        11,567
---------------------------------------------------------------------------
Long-Term Debt                         10,869         (401)        10,468
---------------------------------------------------------------------------
Other noncurrent liabilities            6,299       (1,005)         5,294
---------------------------------------------------------------------------
Shareholders' Equity                   16,502           -          16,502
---------------------------------------------------------------------------
Total Liabilities and
  Shareholders' Equity              $  46,088   $   (2,257)     $  43,831
===========================================================================

     The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                             BellSouth Corporation
                   Unaudited Pro Forma Condensed Balance Sheet
                             As of December 31, 1999
                                    Historical    Pro Forma     BellSouth
                                     BellSouth   Adjustments    Pro Forma
                                   ------------ --------------  -----------
                                               (in millions)


Assets

Current Assets
 Cash and cash equivalents          $   1,392   $      (11)     $   1,381
 Accounts receivable - net              5,177         (431)         4,746
 Other current assets                     818          467   2d     1,285
---------------------------------------------------------------------------
Total current assets                    7,387           25          7,412
---------------------------------------------------------------------------
Property, Plant and Equipment - Net    24,631       (2,358)        22,273
---------------------------------------------------------------------------
Intangible Assets - Net                 3,774       (1,558)         2,216
---------------------------------------------------------------------------
Investments and advances                6,097        1,646   2c,2d  7,743
---------------------------------------------------------------------------
Other Assets                            1,564          (19)         1,545
---------------------------------------------------------------------------
Total Assets                        $  43,453   $   (2,264)     $  41,189
===========================================================================

Liabilities and Shareholders' Equity

Current Liabilities
 Debt maturing within one year      $   7,653   $       (3)     $   7,650
 Other current liabilities              5,742         (714)         5,028
---------------------------------------------------------------------------
Total current liabilities              13,395         (717)        12,678
---------------------------------------------------------------------------
Long-Term Debt                          9,113         (401)         8,712
---------------------------------------------------------------------------
Other noncurrent liabilities            6,130       (1,146)         4,984
---------------------------------------------------------------------------
Shareholders' Equity                   14,815           -          14,815
---------------------------------------------------------------------------
Total Liabilities and
  Shareholders' Equity              $  43,453   $   (2,264)     $  41,189
===========================================================================

    The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

                             BellSouth Corporation
          Notes To Unaudited Pro Forma Condensed Financial Statements

Note 1 - Basis of Presentation

The accompanying unaudited pro forma condensed financial statements include the historical consolidated financial statements of BellSouth Corporation
(BellSouth) and are intended to reflect the impact on BellSouth's historical financial statements resulting from BellSouth's contribution of certain domestic wireless operations to a new wireless joint venture with SBC Communications
(SBC). In April 2000, BellSouth and SBC announced an agreement to combine their domestic wireless operations. Ownership in the new company will be 40% for BellSouth and 60% for SBC with control shared equally. BellSouth expects to account for its interest under the equity method of accounting. BellSouth expects that the basis of its investment will be approximately the same as the book value of the operations which were contributed to the joint venture. The new wireless company will be managed independently with a four-seat board of directors (two seats from each company).

The accompanying unaudited pro forma condensed financial statements reflect the joint venture as if it had been in effect on January 1, 2000, and 1999. The unaudited pro forma condensed statements of income assume that BellSouth's 40% equity in net income from the joint venture would be materially the same as the historical earnings from the wireless operations which were contributed to the joint venture. The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the joint venture been consummated on the dates indicated or that may be obtained in the future. The results for the interim period are not necessarily indicative of results for the full year. The information set forth in the unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto and other information included in (a) BellSouth's 1999 Annual Report on Form 10-K, and (b) BellSouth's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

Note 2 - Pro Forma Adjustments

     a. The pro forma adjustments for total revenues, expenses, and other income include amounts representing charges between the BellSouth parent and the wireless operations being contributed to the joint venture. Such amounts were eliminated in BellSouth's historical consolidated financial statements.

     b. Net earnings (losses) of equity affiliates - the net income earned from the joint venture is assumed to be the same as the historical pre-tax earnings from the operations which BellSouth contributed to the joint venture.

     c. Investments and advances - BellSouth's investment in the joint venture is assumed to be the same as BellSouth's historical domestic wireless assets.

     d. Other current assets/Investments and advances - The intercompany borrowings that BellSouth's domestic wireless operations owe to the BellSouth parent company will become a receivable from the joint venture.